Exhibit 10.87
























                    MAXICARE HEALTH PLANS, INC.


              Supplemental Executive Retirement Plan


                         TABLE OF CONTENTS



                                                            Page

SECTION 1.    DEFINITIONS . . . . . . . . . . . . . . . . . . .1

SECTION 2.    PARTICIPATION . . . . . . . . . . . . . . . . . .4
      2.01      Appointment by Board of Directors . . . . . . .4

SECTION 3.    FUNDING OF BENEFITS . . . . . . . . . . . . . . .5
      3.01.     Unfunded Plan . . . . . . . . . . . . . . . . .5

SECTION 4.    CLAIMS PROCEDURE.  .  .  .  .  .  . . . . . . . .5
      4.01.     Benefit Claims Procedure. . . . . . . . . . . .5
      4.02.     Appeals Procedure . . . . . . . . . . . . . . .5

SECTION 5.    RETIREMENT INCOME BENEFITS. . . . . . . . . . . .6
      5.01.     Normal Retirement Benefit . . . . . . . . . . .6
      5.02.     Early Retirement Benefit. . . . . . . . . . . .6
      5.03.     Change of Control . . . . . . . . . . . . . . .7
      5.04.     Standard Form of Benefit. . . . . . . . . . . .7
      5.05.     Optional Forms of Benefit . . . . . . . . . . .7
      5.06.     Disability. . . . . . . . . . . . . . . . . . .7
      5.07.     Leave . . . . . . . . . . . . . . . . . . . . .7
      5.08.     Vesting . . . . . . . . . . . . . . . . . . . .8
      5.09.     Comparable Plan Offset. . . . . . . . . . . . .8
      5.10.     No Duplication of Benefits. . . . . . . . . . .8

SECTION 6.    PRE-RETIREMENT DEATH BENEFITS . . . . . . . . . .8
      6.01.     Designation of Beneficiary. . . . . . . . . . .8
      6.02.     Pre-Retirement Death Benefit. . . . . . . . . .9

SECTION 7.    ADMINISTRATION OF THE PLAN. . . . . . . . . . . .9
      7.01.     Appointment of Committee. . . . . . . . . . . .9
      7.02.     Duties and Powers. . . . . . . . . . . . . . . 10
      7.03.     Conduct of Its Affairs . . . . . . . . . . . . 10
      7.04.     Allocation of Responsibilities . . . . . . . . 10
      7.05.     Expenses of the Committee. . . . . . . . . . . 10
      7.06.     Information to be Submitted to the Committee . 10
      7.07.     Notices, Statements and Reports. . . . . . . . 10
      7.08.     Service of Process . . . . . . . . . . . . . . 11
      7.09.     Insurance. . . . . . . . . . . . . . . . . . . 11
      7.10.     Indemnity. . . . . . . . . . . . . . . . . . . 11

SECTION 8.    AMENDMENT, SUSPENSION, AND TERMINATION . . . . . 11
      8.01.     Right to Amend or Terminate. . . . . . . . . . 11
      8.02.     Right to Suspend . . . . . . . . . . . . . . . 11
      8.03.     Right to Accelerate. . . . . . . . . . . . . . 11

                                                            Page

SECTION 9.    MISCELLANEOUS. . . . . . . . . . . . . . . . . . 12
      9.01.   No Right to Continued Employment . . . . . . . . 12
      9.02.   Prohibition Against Alienation . . . . . . . . . 12
      9.03.   Savings Clause . . . . . . . . . . . . . . . . . 12
      9.04.   Payment of Benefit of Incompetent. . . . . . . . 12
      9.05.   Withholding. . . . . . . . . . . . . . . . . . . 12
      9.06.   Beneficiary's Interest . . . . . . . . . . . . . 12
      9.07.   Successors . . . . . . . . . . . . . . . . . . . 13
      9.08.   Gender, Tense and Headings . . . . . . . . . . . 13

SECTION 10.   CONSTRUCTION . . . . . . . . . . . . . . . . . . 13
      10.01.    Choice of Law. . . . . . . . . . . . . . . . . 13


APPENDIX A - ACTUARIAL ASSUMPTIONS

                    MAXICARE HEALTH PLANS, INC.
              SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     MAXICARE HEALTH PLANS, INC. (hereinafter referred to as the"Company"), hereby adopts the Maxicare Health Plans, Inc. Supplemental Executive Retirement Plan (hereinafter referred to as the "Plan") effective as of January 1, 1997. The purpose of the Plan is to provide supplemental retirement benefits for certain executives of the Company and certain of its subsidiaries and to provide a measure of security for such executives through the payment of death benefits for their beneficiaries.

     It is intended that this Plan provide benefits solely for "a select group of management or highly compensated employees" within the meaning of Sections 201, 301 and 401 of the "Act" (as hereinafter defined), and therefore to be exempt from the provisions of Parts 2, 3 and 4 of Subtitle B of Title I of the Act.


                      SECTION 1. DEFINITIONS


     The following words and terms as used herein shall, unless the context clearly requires a different meaning, have the respective meanings hereinafter set forth. Except as otherwise expressly provided, the masculine gender includes the feminine and the singular includes the plural.

     1.01. "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     1.02. "Average Compensation" means the mathematical average of a Participant's Compensation, for his final three (3) Years of Service, not counting any Years of Service that commences after the Plan Year in which the Participant's designation as an Executive for purposes of this Plan is revoked by the Board of Directors; provided, however, that for any Participant that has fewer than three (3) Years of Service counted under this Plan, Average Compensation means the mathematical average of his Compensation over the number of his Years of Service counted under the Plan.

     1.03. "Beneficiary" means a person or persons entitled under the provisions of Section 6.01 to receive benefits in the event of the death of a Participant.

     1.04. "Board of Directors" means the Board of Directors of the Company.

     1.05. "Change of Control" means, after the Effective Date, any transaction or occurrence as the result of which:

            (a) the Company shall cease to be a publicly owned corporation having at least 300 stockholders; or

            (b) any person or group of persons (as defined in Rule 13d-5 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), together with its affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company (including securities convertible into or exercisable for securities of the Company) ordinarily having the right to vote in the election of directors which together represent, after giving effect to any conversion or exercise, in excess of forty percent (40%) of the combined voting power of the Company's outstanding securities ordinarily having the right to vote in the election of directors; or

            (c) "Continuing Directors" (as defined below) shall cease for any reason to constitute at least a majority of the Board of Directors; or

            (d) the Company shall merge or consolidate with any other person or entity other than a subsidiary, and upon the consummation of such transaction, holders of the common stock of the Company immediately prior to such transaction own less than sixty percent (60%) of the equity securities of the surviving or consolidated entity; or

            (e) all or substantially all of the assets of the Company are sold or transferred to another person or entity in a single transaction or a series of related transactions.

     Notwithstanding the foregoing, a Change of Control shall not include the filing by or on behalf of, or entering against, the Company or its subsidiaries of (i) a petition, decree or order of bankruptcy or reorganization, or (ii) a petition, decree or order for the appointment of a trustee, receiver, liquidator, supervisor, conservator or other officer or agency having similar powers over the Company or its subsidiaries, including any such petitions, orders or decrees filed or entered by federal or state regulatory authorities.

     For purposes of this definition, a "Continuing Director" is any individual who is a member of the Board of Directors as of the Effective Date and any subsequent director nominated by the Board of Directors for election by the stockholders or appointed to the Board of Directors, which nomination or appointment is made with the affirmative vote of a majority of Continuing Directors then serving on the Board of Directors.

     1.06. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.07.  "Committee"  means  the  Committee   of  the  Board  of
Directors appointed and acting, from time to time, to administer the Plan pursuant to Section 7.01.

     1.08.  "Company"  means  Maxicare   Health  Plans,  Inc.,  its
successors and assigns.

     1.09.  "Compensation" means the  base  salary and annual bonus paid to an Executive during a Year of Service, excluding commissions, overtime, reimbursements, updates, corporate provided fringe benefits, gain on exercise of stock options, or any contributions or benefits under any pension, profit-sharing, deferred compensation, accident or health plan adopted by the Employer. If an Executive dies or suffers Disability during a Year of Service, his Compensation for that year shall be the greater of

            (a) the actual Compensation he received during that year prior to his death or Disability; or

            (b) his Compensation for the immediately prior Year of Service.

     1.10. "Disability" means the inability, caused by disease or bodily injury and originating after his designation as a Participant, of an Executive to do substantially all the material duties of his regular job, except that

            (a) after such inability has continued for two years, such Executive shall be considered to be suffering Disability only if he cannot work for pay or profit at another job for which he is reasonably fitted by education, training or experience; and

            (b)   such  Executive   shall   be   considered  to  be
suffering Disability only for those periods during which he is not working for pay or profit.

     1.11.  "Early Retirement  Date"  means  the  first  day of the
month  coinciding  with,   or   next   following,  a  Participant's
attainment of age 55.

     1.12.  "Effective Date" means January 1, 1997.

     1.13.  "Employer"  means  the   Company,   and   each  of  its
subsidiaries and other corporations it controls that has adopted the Plan with the approval of the Board of Directors.

     1.14. "Executive" means a management or highly compensated employee of the Employer who has been specifically designated by the Board of Directors or the Committee as eligible to become a Plan Participant, such designation not having been revoked. Upon such revocation, the former Executive shall be entitled to receive only those benefits determined as of the date of revocation, and only to the extent the former Executive becomes vested therein.

     1.15. "Leave" means any period during which an Executive who is employed by the Employer immediately prior to the commencement thereof is absent from service with the Employer pursuant to a leave of absence granted by the Employer.

     1.16.  "Normal Retirement Date"  means  the  first  day of the
month  coinciding  with,   or   next   following,  a  Participant's
attainment of age 65.

     1.17. "Participant" means an individual who has been, or who was at any time, designated as an Executive by the Board of Directors for purposes of the Plan. An individual shall remain a Participant until either he terminates employment with the Employer without being vested in his benefits under this Plan pursuant to
Section 5.08, or his entire Retirement Income Benefit has been paid out.

     1.18.  "Plan"   means   the   Maxicare   Health   Plans,  Inc.
Supplemental Executive Retirement Plan, as set forth herein and as hereafter amended.

     1.19.  "Plan Year" means the calendar year.

     1.20. "Pre-Retirement Death Benefit" means the benefit payable to the Beneficiary of a vested Participant who dies prior to the commencement of payment of his Retirement Income Benefit, as described in Section 6.

     1.21. "Retirement Income Benefit" means the benefit described in Section 5.

     1.22.  "Year of Service" means

            (a)   for  purposes  of   determining  Compensation,  a
payroll calendar year during which the Participant is, and receives salary as, a full-time employee of the Employer; and

            (b) for all other Plan purposes, a 12-consecutive month period commencing on a Participant's date of hire by the Employer and anniversaries thereof, during which the Participant is, and receives salary as, a full-time employee of the Employer.

                    SECTION 2.   PARTICIPATION


     2.01. Appointment by Board of Directors. The Board of Directors or the Committee may, from time to time, designate any management or highly compensated employee of the Employer as an "Executive" for purposes of this Plan. Upon being so designated, such an employee shall become a Participant under the Plan. However, the Participant's right to receive any benefits under the Plan shall be subject to all of the terms of the Plan.


                 SECTION 3.   FUNDING OF BENEFITS


     3.01. Unfunded Plan. The Plan shall be unfunded. All benefits payable under the Plan shall be paid from the Employer's general assets. The Employer shall not be required to set aside or hold in trust any funds for the benefit of a Participant or Beneficiary, who shall have the status of a general unsecured creditor with respect to the Employer's obligation to make benefit payments pursuant to the Plan. Any assets of the Employer available to pay Plan benefits shall be subject to the claims of the Employer's general creditors and may be used by the Employer in its sole discretion for any purpose.


                   SECTION 4.   CLAIMS PROCEDURE


     4.01. Benefit Claims Procedure. All applications for benefits under the Plan shall be submitted to a Committee member at the Employer's principal place of business. Applications for benefits must be in writing and must be signed by the Participant or, in the case of a Pre-Retirement Death Benefit, by the Beneficiary or legal representative of the deceased Participant. The Committee reserves the right to require that the Participant furnish proof of his age prior to processing any application. Each application shall be acted upon and approved or disapproved within ninety (90) days following its receipt by the Committee. In the event any application for benefits is denied in whole or in part, the Committee shall notify the applicant in writing of such denial and of his right to a review by the Committee and shall set forth, in a manner calculated to be understood by the applicant, specific reasons for such denial, specific references to pertinent Plan provisions on which the denial is based, a description of any additional material or information necessary for the applicant to perfect his application, an explanation of why such material or information is necessary, and an explanation of the Plan's review procedure.

     4.02. Appeals Procedure. Any person or his duly authorized representative whose application for benefits is denied in whole or in part may appeal such denial to the Committee for a review of the decision by submitting to a Committee member within ninety (90) days after receiving written notice from the Committee of the denial of his claim a written statement

            (a) requesting a review by the Committee of his application for benefits;

            (b) setting forth all of the grounds upon which his request for review is based and any facts in support thereof; and

            (c) setting forth any issues or comments that the applicant deems pertinent to his application.

     The Committee shall regularly review appeals applications submitted to it. The Committee shall act upon each application within sixty (60) days after receipt of the applicant's request for review by the Committee.

     The Committee shall make a full and fair review of each such application and any written materials submitted by the applicant or the Employer in connection therewith and may require the Employer or the applicant to submit such additional facts, documents, or other evidence as the Committee in its sole discretion deems necessary or advisable in making such a review. On the basis of its review, the Committee shall make an independent determination of the applicant's eligibility for benefits under the Plan. The decision of the Committee on any application for benefits shall be final and conclusive upon all persons, if supported by substantial evidence in the record.

     In the event that the Committee denies an application in whole or in part, the Committee shall give written notice of the Committee's decision to the applicant setting forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the pertinent Plan provisions on which the Committee's decision was based.


              SECTION 5.   RETIREMENT INCOME BENEFITS


     5.01. Normal Retirement Benefit. Each Participant who retires on or after his Normal Retirement Date shall be entitled to a Retirement Income Benefit, which shall, if commencing on the first day of the month after his Normal Retirement Date, be in an annual amount equal to twenty five percent (25%) of the Participant's Average Compensation, such amount to be reduced by 1/15 for each Year of Service by which the Participant's total Years of Service is less than 15. The payment of such Retirement Income Benefit shall commence on the first day of the month following the month of retirement and shall be in the form of benefit specified in Section 5.04 or 5.05, as applicable. In the case of a Participant who retires after his Normal Retirement Date, the amount of the Retirement Income Benefit shall be adjusted to be the actuarial equivalent of the Retirement Income Benefit commencing on the first day of the month after his Normal Retirement Date. Actuarial equivalence shall be determined on the basis of the actuarial assumptions set forth in Appendix A to the Plan.

     5.02. Early Retirement Benefit. Each Participant who retires, or voluntarily or involuntarily terminates employment prior to his Normal Retirement Date but on or after his Early Retirement Date, shall be entitled to a Retirement Income Benefit in an amount equal to the amount described in Section 5.01 commencing on his Normal Retirement Date. However, the Participant shall be entitled to elect to commence payment of his Retirement Income Benefit earlier than his Normal Retirement Date by filing with the Committee a form prescribed by the Committee for this purpose. If the Participant elects such early commencement of hisRetirement Income Benefit, such benefit shall be reduced by 1/240 for each month, or portion thereof, by which such benefit commencement precedes his Normal Retirement Date. The payment of such Retirement Income Benefit shall commence on the first day of the month specified by the Participant in a timely submitted election form, and shall be in the form of benefit specified in
Section 5.04 or 5.05, as applicable.

     5.03. Change of Control. If, within two (2) years after a Change of Control, a Participant is terminated from employment with the Employer or its successor, the Plan is terminated, the Participant's designation as an Executive is revoked, or the Employer or its successor attempts to cancel or reduce the Participant's projected Retirement Income Benefit as determined immediately prior to such event, then the Participant shall be immediately 100% vested in his Retirement Income Benefit, as determined immediately prior to such event, and payment of such benefit shall commence to the Participant at such time as the Participant shall elect in writing, subject to any reduction pursuant to Section 5.02 if such commencement is prior to the Participant's Normal Retirement Date.

     5.04. Standard Form of Benefit. Unless, pursuant to Section 5.05, the Participant requests, and the Committee consents to, an optional form of benefit, the Participant's Retirement Income Benefit under this Section 5 shall be paid in the form of a life annuity payable monthly. In the event the Participant dies after benefit payments have commenced but prior to having received 120 monthly benefit payments, such payments will continue after the Participant's death to his Beneficiary until an aggregate of 120 monthly payments have been made to the Participant and his Beneficiary.

     5.05. Optional Forms of Benefit. If the Participant requests, and the Committee consents (which consent may be given or withheld in the sole discretion of the Committee), any benefit payable pursuant to this Section 5 may be paid in an optional form which is the actuarial equivalent of the benefit payable under
Section 5.04. Actuarial equivalence shall be determined on the basis of the actuarial assumptions set forth in Appendix A to the Plan.

     5.06. Disability. An Executive who suffers Disability shall be deemed to remain an Executive for the duration of the Disability, and his eligibility for Retirement Income Benefits and the eligibility of his Beneficiary for Pre-Retirement Death Benefits in the event of the Participant's death shall not be affected thereby. Nevertheless, the Participant shall not be deemed to be receiving Compensation during any period in which he is not receiving a salary.

     5.07. Leave. For purposes of Sections 5 and 6, an Executive who is on Leave with salary shall be deemed to remain an Executive for the duration of the Leave. An Executive who is on Leave without salary shall be deemed to remain an Executive upon his resumption of employment after a Leave for a period not in excess of six (6) months; if the Leave period exceeds six months, the Executive shall be deemed to have voluntarily terminated his employment with the Employer without the consent of the Board of Directors as of the end of the six month period.

     5.08. Vesting. A Participant shall become 100% vested in his Retirement Income Benefit upon attainment of his Early Retirement Date, but only if he remains employed by the Employer at least until that date. A Participant shall also become 100% vested in his Retirement Income Benefit following a Change of Control under the circumstances described in Section 5.03. If a Participant terminates employment  with  the  Employer  prior  to having become vested pursuant to the preceding two sentences, he shall immediately forfeit all benefits under the Plan. A Participant shall not be deemed terminated with the Employer merely because his employment is transferred from one Employer to another Employer without any lapse in employment.

     5.09. Comparable Plan Offset. Any benefits otherwise payable to or in respect of a Participant under Sections 5 or 6 of the Plan shall be reduced by the amount of benefits payable to or in respect of the Participant from a comparable plan maintained by the Employer or an affiliate of the Employer. The Board of Directors shall determine whether a plan under which benefits are payable to or in respect of a Participant constitutes a comparable plan for purposes of this Section 5.09.

     5.10. No Duplication of Benefits. The Pre-Retirement Death Benefit and the Retirement Income Benefit under the Plan shall be mutually exclusive with respect to each Plan Participant. Thus, a Participant who has commenced receipt of his Retirement Income Benefit shall not have any Pre-Retirement Death Benefit payable to his Beneficiary, and the payment of any Pre-Retirement Death Benefit to a Beneficiary of a Participant shall preclude the payment of any Retirement Income Benefit in respect of the Participant.


            SECTION 6.   PRE-RETIREMENT DEATH BENEFITS


     6.01.  Designation of Beneficiary.

            (a) A Participant (whether or not still employed by the Employer) may designate a Beneficiary and contingent
Beneficiary by the completion, execution and delivery to the Committee of a form for that purpose provided by the Committee at any time prior to his death and may revoke or change the Beneficiary or contingent Beneficiary designated therein without the Beneficiary's consent by completing, executing and delivering to the Committee a replacement form at any time, and from time to time, prior to his death; provided, however, that if a married Participant designates any person other than the person who is then his spouse, the Committee may require the Participant to furnish to the Committee the written consent of such spouse to such designation in such form as the Committee may require.

            (b) If such Participant shall have failed to designate a Beneficiary for the receipt of death benefits hereunder or if no such Beneficiary shall survive him, then the following, in the order named, shall be the designated Beneficiary and shall receive death benefits hereunder:

                  (i) The person who is the spouse of the Participant at the Participant's death, or if none,

                  (ii)   The estate of the Participant.

            (c) The death benefits to which a Beneficiary is entitled shall be (i) in the event the Participant commences receipt of his Retirement Income Benefit under any form of benefit in which a Beneficiary has rights to benefits following the Participant's death, such benefits payable following the Participant's death, and (ii) in the event the Participant dies after becoming fully vested in his Retirement Income Benefit but prior to commencement of the payment thereof, the Pre-Retirement Death Benefit described in Section 6.02.

     6.02. Pre-Retirement Death Benefit. If a Participant dies after reaching his Early Retirement Date or otherwise becoming 100% vested in his Retirement Income Benefit but prior to the commencement of the payment thereof, his Beneficiary shall be entitled to a Pre-Retirement Death Benefit equal to two hundred percent (200%) of the Participant's Average Compensation. The Pre-Retirement Death Benefit shall be paid to the Beneficiary in a single lump sum distribution as soon as practicable after the Participant's death. If the Beneficiary requests, and the Committee consents (which consent may be given or withheld in the sole discretion of the Committee), the Pre-Retirement Death Benefit may be paid as a life annuity or in another optional form which is the actuarial equivalent (determined on the basis of the actuarial assumptions set forth in Appendix A to the Plan) of the benefit payable as a single lump sum distribution.

     Notwithstanding the foregoing, the Board of Directors may, at the time of declaring an individual an Executive, designate such Executive to be eligible only for Retirement Income Benefits and not the Pre-Retirement Death Benefit. In the event of such a designation, the Beneficiary of such an Executive shall not receive any Pre-Retirement Death Benefit under this Section 6.02.


              SECTION 7.   ADMINISTRATION OF THE PLAN


     7.01. Appointment of Committee. The Committee shall be the Compensation Committee of the Board of Directors, subject to the power of the Board of Directors to appoint other persons to constitute the Committee.

     7.02. Duties and Powers. The Committee shall be responsible for the general administration of the Plan and the proper execution of its provisions. It shall also be responsible for the interpretation of the Plan and the determination of all questions arising thereunder. It shall maintain all necessary books of accounts and records. It shall have power to establish, interpret, enforce, amend, and revoke, from time to time, such rules and regulations for the administration of the Plan and the conduct of its business as it deems appropriate, including the right to remedy ambiguities, inconsistencies and omissions (provided such rules and regulations are uniformly applied to all persons similarly situated). Any action that the Committee is required or authorized to take shall be final and binding upon each and every person who is or may become a Plan Participant or Beneficiary.

     7.03. Conduct of Its Affairs. The Committee may act by a majority of its members in office from time to time. It may elect, from time to time, one of its own members to act as Chairman and a different person, who may but need not be a member of the Committee, to act as Secretary. It may authorize any one or more of its members to execute and deliver any documents on behalf of the Committee. A Committee member must absent himself from any vote on any matter which directly affects him.

     7.04. Allocation of Responsibilities. As provided above, the Board of Directors shall appoint the Committee, but the Board of Directors, unless acting as the Committee, shall have no responsibility for the operation and administration of the Plan. The Committee may, from time to time, allocate to one or more of its members and may delegate to any other person or organization any of its rights, powers, duties, and responsibilities with respect to the operation and administration of the Plan. Any such allocation and delegation shall be reviewed at least annually by the Committee and shall be terminable upon such notice as the Committee in its sole discretion deems reasonable and prudent under the circumstances.

     7.05.  Expenses  of  the  Committee.    The  expenses  of  the
Committee properly and actually incurred in the performance of its duties under the Plan shall be paid by the Employer.

     7.06. Information to be Submitted to the Committee. To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee on all matters relating to Executives and Participants as the Committee may require, and shall maintain such other records as the Committee may determine are necessary in order to determine the benefits due or which may become due to Participants or their Beneficiaries under the Plan. The Committee may rely on such records as conclusive with respect to the matters set forth therein.

     7.07. Notices, Statements and Reports. The Company shall be the "administrator" of the Plan as defined in Section 3(16)(A) of the Act for purposes of the reporting and disclosure requirements imposed by the Act and the Code. The Committee shall assist the Company, as requested, in complying with such reporting and disclosure requirements.

     7.08.  Service of Process.    The  Committee  may from time to
time designate an agent of the Plan for the service of legal process. The Committee shall cause such agent to be identified in materials it distributes or causes to be distributed when such identification is required under applicable law. In the absence of such a designation, the Company shall be the agent of the Plan for the service of legal process.

     7.09. Insurance. The Company, in its discretion, may obtain, pay for and keep current a policy or policies of insurance, insuring the Committee members, the members of the Board of Directors and other employees to whom any responsibility with respect to the administration of the Plan has been delegated against any and all costs, expenses and liabilities (including attorneys' fees) incurred by such persons as a result of any act, or omission to act, in connection with the performance of their duties, responsibilities and obligations under the Plan and any applicable law.

     7.10. Indemnity. If the Company does not obtain, pay for and keep current the type of insurance policy or policies referred to in Section 7.09, or if such insurance is provided but any of the parties referred to in subsection 7.09 incur any costs or expenses which are not covered under such policies, then the Company shall indemnify and hold such parties harmless in the same manner and to the same extent as directors and officers of the Company pursuant to its Bylaws, subject to any limitations imposed by the Act on such indemnification.


        SECTION 8.   AMENDMENT, SUSPENSION, AND TERMINATION


     8.01. Right to Amend or Terminate. The Company reserves the right to terminate this Plan at any time, as well as the right to amend or modify this Plan at any time, and from time to time; provided, however, that no such termination, amendment or modification shall have the effect of reducing a benefit hereunder in which a Participant has become vested pursuant to Section 5.08.

     8.02. Right to Suspend. If the Employer determines that payments under the Plan would have a materially adverse impact on the Employer's ability to conduct its business, the Employer may suspend such payments for any period it deems appropriate, but not in excess of one (1) year. The Employer shall pay the total amount of such suspended payments immediately upon the expiration of the period of suspension.

     8.03. Right to Accelerate. The Board of Directors in its sole discretion may accelerate the payment of all vested Retirement Income Benefits upon termination of the Plan, and may pay such benefits in single lump sum payments that are actuarially equivalent (determined on the basis of the actuarial assumptions set forth in Appendix A hereto) to such Retirement Income Benefits.

                    SECTION 9.   MISCELLANEOUS


     9.01. No Right to Continued Employment. Nothing in the Plan shall be construed as giving any person employed by the Employer the right to be retained in the Employer's employ. The Employer expressly reserves the right to dismiss any person at any time, with or without cause, without liability for the effect that such dismissal might have upon him as a Participant in the Plan.

     9.02. Prohibition Against Alienation. Except as otherwise provided in the Plan, no right or benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void. No such right or benefit shall be liable for or subject to the debts, contracts, liabilities, engagements, or torts of the person entitled to such right or benefit.

     9.03. Savings Clause. If any provision of this instrument shall be finally held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

     9.04. Payment of Benefit of Incompetent. In the event the Committee finds that a Participant or Beneficiary is unable to care for his affairs because of his minority, illness, accident, or other reason, any benefits payable hereunder may, unless other claim has been made therefor by a duly appointed guardian, committee or other legal representative, be paid to a spouse, child, parent, or other blood relative or dependent or to any person found by the Committee to have incurred expenses for the support and maintenance of such Participant or Beneficiary; and any such payments so made shall be a complete discharge of all liability therefor.

     9.05.  Withholding.    Benefit  payments  hereunder  shall  be
subject to applicable federal, state and local withholding for taxes.

     9.06. Beneficiary's Interest. The interest in the benefits hereunder of a Beneficiary of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such Beneficiary in any manner including but not limited to such Beneficiary's will, nor shall such interest pass under the laws of intestate succession.

     9.07. Successors. In the event of any consolidation, merger, acquisition or reorganization of the Employer, the obligations of the Employer under this Plan shall continue and be binding upon the Employer and its successors.

     9.08. Gender, Tense and Headings. Whenever any words are used herein in the masculine gender, they shall be construed as though they were also used in the feminine gender in all cases where they would so apply. Whenever any words used herein are in the singular form, they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     Headings of Sections and subsections as used herein are inserted solely for convenience and reference and constitute no part of the Plan.


                    SECTION 10.   CONSTRUCTION


     10.01. Choice of Law. This Plan shall be governed by and construed in accordance with the laws of the State of California to the extent not superseded by applicable federal statutes or regulations.

               IN WITNESS WHEREOF, MAXICARE HEALTH PLANS, INC. has caused this Plan to be executed this 11th day of February, 1997.

                              MAXICARE HEALTH PLANS, INC.


                              By:    /s/ Peter J. Ratican
                                ______________________________

                                Its: Chief Executive Officer
                                   ___________________________


                              By:    /s/ Alan D. Bloom
                                ______________________________

                                Its: Secretary
                                ___________________________

                            APPENDIX A

                       ACTUARIAL ASSUMPTIONS


Discount Rate                          7.50%

Mortality (postretirement only)        1983 Group Annuity Mortality